                                                        DELAWARE
                                                        INVESTMENTS
                                                        ---------------------
                                                        PHILADELPHIA * LONDON

Delaware
Balanced Fund
(formerly Delaware Fund)

Devon Fund
Institutional Class


Prospectus January 15, 1999
(revised February 12, 1999)

[photo of illustration from Total Return brochure]


Total Return Funds


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

Table of contents


 .................................................................
Fund profiles                                              page 1
Delaware Balanced Fund                                          2
Devon Fund                                                      4
 .................................................................
How we manage the Funds                                    page 6
Our investment strategies                                       6
The securities we typically invest in                           7
The risks of investing in the Funds                             9
 .................................................................
Who manages the Funds                                     page 10
Investment manager                                             10
Portfolio managers                                             10
Fund administration (Who's who)                                11
 .................................................................
About your account                                        page 12
Investing in the Funds                                         12
   How to buy shares                                           13
   How to redeem shares                                        15
   Account minimum                                             16
   Exchanges                                                   16
   Dividends, distributions and taxes                          17

 .................................................................
Certain management considerations                         page 17

 .................................................................
Financial information                                     page 18


How to use
this prospectus

Here are guidelines to help you use this prospectus to make well-informed investment decisions about our funds. If you're looking for a specific piece of information, the table of contents can guide you directly to the appropriate section.

Step 1
--------------------------------------------------------------------------------
Take a look at the fund profiles for an overview of each Fund.

Step 2
--------------------------------------------------------------------------------
Learn in-depth information about how the Funds invest, the risks involved and the people and organizations responsible for the Funds' day-to-day operations.

Step 3
--------------------------------------------------------------------------------
Determine which fund features and services you would like to take advantage of.

Step 4
--------------------------------------------------------------------------------
Use the glossary that begins on page 6 to find definitions of words printed in bold type in the text throughout the prospectus.

Fund Profiles:
An investment overview

When choosing a mutual fund to invest in, you have a variety of options and important information to consider. This prospectus provides information about Delaware Balanced Fund and Devon Fund, two mutual funds from the Delaware Investments Family of Funds.

Before evaluating individual funds, however, your first step is to define your personal financial goals. Knowing your goals and determining your investment time horizon in advance can help you make a more appropriate fund selection. It is also important to select a fund in the context of your entire investment program. Diversification, or spreading your money among different types of investments, is usually a sound investment strategy. This is commonly called "asset allocation." The way you choose to allocate your money depends on a number of factors. A professional financial adviser can help you build an investment portfolio that fits your financial situation, your investment objectives and your risk tolerance.

Investing for total return with Delaware Balanced Fund and Devon Fund

Delaware Balanced Fund and Devon Fund are both total return funds. Investors with long-term goals often choose mutual funds designed to provide total return. Total return funds typically provide moderate growth potential as well as some current income. They generally involve less risk than aggressive stock funds but more risk than bond funds. Like all mutual funds, total return funds allow you to invest conveniently in a diversified portfolio without having to select and monitor individual securities on your own.


Building Blocks of Asset Allocation

Aggressive Growth Equity Funds

International and Global Funds

Asset Allocation Funds

Growth Equity Funds

Moderate Growth Equity Funds for...

Total Return
These stock funds provide moderate growth potential as well as some current income, with generally less risk than aggressive stock funds but more risk than bond funds.

Taxable Bond Funds

Tax-ExemptBond Funds


Money Market Funds (Taxable and Tax-Exempt)

What are the Fund's goals?

   Delaware Balanced Fund seeks a balance of capital appreciation, income and preservation of capital. Although the Fund will strive to achieve its goal, there is no assurance that it will.


Who should invest in the Fund
o  Investors with long-term financial goals.
o  Investors looking for stocks and bonds combined in a single investment.
o  Investors seeking modest quarterly income.
o  Investors seeking a measure of capital preservation.

Who should not invest in the Fund
o Investors with short-term financial goals.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.

How has Delaware Balanced Fund performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the potential risks of investing in the Fund. We show how returns for the Fund's Institutional Class shares have varied over the past ten calendar years, as well as the average annual returns for one, five and ten years -- all compared to the performance of the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. Delaware Balanced Fund's Institutional Class commenced operations on November 9, 1992. Return information for the Class for the periods prior to the time the Class commenced operations is calculated by taking the performance of Delaware Balanced Fund A Class and eliminating all sales charges that apply to Class A shares. However, for those periods, Class A 12b-1 payments were not eliminated, and performance would have been affected if this adjustment had been made. You should remember that unlike the Fund, the indexes are unmanaged and don't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. Neither index is a perfect comparison to Delaware Balanced Fund since the S&P 500 does not include fixed-income securities and the Lehman Brothers Aggregate Bond Index does not include stocks. The Fund's past performance does not necessarily indicate how it will perform in the future.

Year-by-year total return (Institutional Class)

   o Delaware Balanced Fund
   o S&P 500
   o Lehman Brothers Aggregate Bond Index


                                                           Lehman Bros. Agg.
               Delaware Balanced Fund        S&P              Bond Index
               ----------------------        ---           -----------------
1989                25.60%                  31.50%              14.53%
1990                -0.50%                  -3.20%               8.96%
1991                20.60%                  30.60%              16.00%
1992                12.70%                   7.70%               7.40%
1993                 9.40%                  10.00%               9.75%
1994                -1.40%                   1.30%              -2.92%
1995                26.15%                  37.40%              18.47%
1996                14.13%                  23.10%               3.63%
1997                24.77%                  33.40%               9.65%
1998                17.58%                  28.74%               8.69%



As of December 31, 1998, the Institutional Class had a year-to-date return of 17.58%. During the ten years illustrated in this bar chart, the Institutional Class' highest return was 15.10% for the quarter ended December 1998 and its lowest return was -9.11% in the quarter ended September 1990.

What are the Fund's main investment strategies? We invest primarily in common stocks of established companies we believe have the potential for long-term capital appreciation. In addition, we invest at least 25% of the Fund's assets in various types of fixed-income securities, including U.S.government securities and corporate bonds. Funds with this mix of stocks and bonds are commonly known as balancedfunds.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. This Fund will be affected primarily by declines in stock and bond prices which can be caused by a drop in the stock or bond market, an adverse change in interest rates or poor performance in specific industries or companies. For a more complete discussion of risk, please turn to page 9.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

--------------------------------------------------------------------------------

Average annual return as of 12/31/98

=================================================================================================
                                                                                Lehman Brothers
                               Institutional Class          S&P 500          Aggregate Bond Index
=================================================================================================
   1 year                            17.58%                  28.74%                  8.69%
-------------------------------------------------------------------------------------------------
   5 years                           15.86%                  24.08%                  7.27%
-------------------------------------------------------------------------------------------------
   10 years                          14.55%                  19.20%                  9.26%
-------------------------------------------------------------------------------------------------

What are the Fund's fees and expenses?

-----------------------------------------------------------------------------------------------------------------
You do not pay sales charges directly          Maximum sales charge (load) imposed on
from your investments when you buy or sell      purchases as a percentage of offering price                  none
shares of the Institutional Class.             Maximum contingent deferred sales charge (load)
                                                as a percentage of original purchase price or
                                                redemption price, whichever is lower                         none
                                               Maximum sales charge (load) imposed on
                                                reinvested dividends                                         none
                                               Redemption fees                                               none
                                               Exchange Fees(1)                                              none

-----------------------------------------------------------------------------------------------------------------

Annual fund operating expenses are deducted    Management fees                                               0.50%
from the Fund's assets before it pays          Distribution and service (12b-1) fees                         none
dividends and before its net asset value       Other expenses                                                0.27%
and total return are calculated. We will       Total operating expenses                                      0.77%
not charge you separately for these expenses.
These expenses are based on amounts incurred
during the Fund's most recent fiscal year.

-----------------------------------------------------------------------------------------------------------------

This example is intended to help you compare   1 year                                                         $79
the cost of investing in the Fund to the cost  3 years                                                       $246
of investing in other mutual funds with        5 years                                                       $428
similar investment objectives. We show the     10 years                                                      $954
cumulative amount of Fund expenses on a
hypothetical investment of $10,000 with an
annual 5% return over the time shown.(2)
This is an example only, and does not
representfuture expenses, which may be
greater or less than those shown here.





(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

What are the Fund's goals?

   Devon Fund seeks current income and capital appreciation. Although the Fund will strive to achieve its goal, there is no assurance that it will.


Who should invest in the Fund

o Investors with long-term financial goals.
o Investors seeking long-term capital appreciation.
o Investors seeking an investment primarily in common stocks.

Who should not invest in the Fund
o Investors seeking an investment primarily in fixed-income securities.
o Investors with short-term financial goals.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly over the short term.

How has Devon Fund performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Institutional Class shares have varied over the five calendar years since its inception, as well as the average annual returns of these shares for the past year and since inception--all compared to the performance of the S&P 500 Index. You should remember that unlike the Fund, the index is unmanaged and doesn't include the costs of operating a mutual fund, such as the costs of buying, selling, and holding the securities. The Fund's past performance is not necessarily an indication of how it will perform in the future. The returns reflect voluntary expense caps. The returns would be lower without the voluntary caps.

  o Devon Fund
  o S&P 500

--------------------------------------------------------------------------------
Year-by-year total return (Institutional Class)



                   Devon Fund              S&P 500
                   ----------              -------
1994                 5.93%                   1.30%
1995                35.96%                  37.40%
1996                22.20%                  23.10%
1997                35.33%                  33.40%
1998                22.52%                  28.74%


As of December 31, 1998, the Institutional Class had a year-to-date return of 22.52%. During the five years illustrated in this bar chart, the Institutional Class' highest return was 20.73% for the quarter ended December 1998 and its lowest return was -8.90% for the quarter ended September 1998.


What are the Fund's main investment strategies? We invest primarily in income-producing common stocks of companies. We focus on common stocks that we believe have the potential for above-average dividend increases over time.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. This Fund will be par ticularly affected by changes in stock prices, which tend to fluctuate more than bond prices. Stock prices may be negatively affected by declines in the stock market or poor performance in specific industries or companies. For a more complete discussion of risk, please turn to page 9.

Moreover, an investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

--------------------------------------------------------------------------------

                                                                                     Average annual return as of 12/31/98
                                                                                       Institutional Class         S&P500
                                                  1 year                                       22.52%              28.74%
                                                  5 years                                      24.09%              24.08%
                                                  Since inception (12/29/93)                   24.14%              24.08%


What are the Fund's fees and expenses?
-------------------------------------------------------------------------------------------------------------------------

You do not pay sales charges directly             Maximum sales charge (load) imposed on
from your investments when you buy or sell         purchases as a percentage of offering price                       none
shares of the Institutional Class.                Maximum contingent deferred sales charge (load)
                                                   as a percentage of original purchase price or
                                                   redemption price, whichever is lower                              none
                                                  Maximum sales charge (load) imposed on
                                                   reinvested dividends                                              none
                                                  Redemption fees                                                    none
                                                  Exchange Fees(1)                                                   none

-------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses are deducted       Management fees                                                   0.60%
from the Fund's assets before it pays dividends   Distribution and service (12b-1) fees                              none
and before its net asset value and total return   Other expenses                                                    0.50%
are calculated. We will not charge you            Total operating expenses(2)                                       1.10%
separately for these expenses. These expenses
are based on amounts incurred during the Fund's
most recent fiscal year.

-------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare      1 year                                                            $112
the cost of investing in the Fund to the cost     3 years                                                           $350
of investing in other mutual funds with similar   5 years                                                           $606
investment objectives. We show the cumulative     10 years                                                        $1,340
amount of Fund expenses on a hypothetical
investment of $10,000 with an annual 5% return
over the time shown.(3) This is an example only,
and does not represent future expenses, which
may be greater or less than those shown here.





(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2) The investment manager has agreed to waive fees and pay expenses in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees and extraordinary expenses) from exceeding 1% of average daily net assets through June 30, 1999.
(3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show. In addition, this example does not reflect the voluntary expense caps described in footnote 2.

Our investment strategies
We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for a particular Fund. Following are descriptions of how the portfolio managers pursue the Funds' investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Delaware Balanced Fund
Delaware Balanced Fund is a type of total return fund that invests in both stocks and bonds to pursue a three-pronged investment objective: capital appreciation, current income and preservation of principal. We blend several investment strategies to manage this Fund.

We seek capital appreciation by investing primarily in the common stocks of established companies that we believe have long-term capital growth potential. We focus on dividend-paying, undervalued stocks.

To seek current income and help preserve capital, we generally invest at least 25% of the Fund's net assets in various types of fixed-income securities, including U.S. government and government agency securities and corporate bonds. We generally in vest in bonds that have bond ratings in the top four grades according to a nationally recognized statistical rating organization (NRSRO) at the time we buy them. We buy unrated bonds only if we determine them to be equivalent to one of the top four grades. Each bond in the portfolio will have a maturity between five and 30 years, and the average maturity of the portfolio will typically be between five and ten years.

We conduct ongoing analysis of the different markets to determine the appropriate mix of stocks and bonds for the current economic and investment environment.

Devon Fund
Devon Fund is also a total return fund, but it invests the majority of its assets in stocks. This Fund has a dual objective of capital appreciation and current income, but since it invests primarily in stocks, its shareholders should be comfortable accepting somewhat greater fluctuation of principal than with Delaware Balanced Fund.

For Devon Fund, we invest primarily in common stocks that we believe have the potential for above-average dividend increases over time. Generally, at least 65% of the Fund's assets will be in dividend-paying stocks.

In selecting stocks for both Devon Fund and Delaware Balanced Fund, we consider factors such as how much the stock's dividend has grown in the past, the frequency of the stock's prior dividend increases, the company's potential for strong positive cash flow, and the price/earnings ratio of the stock compared to other stocks in the market. We avoid stocks that we think are overvalued. We seek stocks that we believe have the potential for above-average dividend growth.


How to use this glossary

Words found in the glossary are printed in boldface only the first time they appear in the prospectus. So if you would like to know the meaning of a word that isn't in boldface, you might still find it in the glossary.

GlossaryA-C

Amortized cost
--------------------------------------------------------------------------------
Amortized cost is a method used to value a fixed income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
--------------------------------------------------------------------------------
An average of when the individual bonds and other debt securities held in a portfolio will mature.

The securities we
typically invest in

Stocks offer investors the potential for capital appreciation, and may pay dividends as well. Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

--------------------------------------------------------------------------------
                                   Securities
--------------------------------------------------------------------------------
Common stocks: Securities that represent shares of ownership in a corporation. Stockholders participate in the corporation's profits and losses, proportionate to the number of shares they own.

Convertible securities: Usually preferred stocks or corporate bonds that can be exchanged for a set number of shares of common stock at a predetermined price. These securities offer higher appreciation potential than nonconvertible bonds and greater income potential than nonconvertible preferred stocks.

Mortgage-backed securities: Fixed-income securities that represent pools of mortgages, with investors receiving principal and interest payments as the underlying mortgage loans are paid back. Many are issued and guaranteed against default by the U.S. government or its agencies or instrumentalities, such as the Federal Home Loan Mortgage Corporation, Fannie Mae and the Government National Mortgage Association. Others are issued by private financial institutions, with some fully collateralized by certificates issued or guaranteed by the government or its agencies or instrumentalities.

Collateralized mortgage obligations (CMOs): Privately issued mortgage-backed bonds whose underlying value is the mortgages that are grouped into different pools according to their maturity.

Real estate mortgage investment conduits (REMICs): Privately issued mortgage-backed bonds whose underlying value is a fixed pool of mortgages secured by an interest in real property. Like CMOs, REMICs offer different pools.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                How we use them
--------------------------------------------------------------------------------
Delaware Balanced Fund
--------------------------------------------------------------------------------
Generally, we invest up to 75% of net assets in dividend-paying stocks.

Each Fund may invest in convertible securities; however, we will not invest more than 5% of net assets in convertible securities that are rated below investment grade by an NRSRO or in securities that are unrated but deemed equivalent to non-investment grade.

There is no limit on government-related mortgage-backed securities or on fully collateralized privately issued mortgage-backed securities.

We may invest up to 20% of net assets in mortgage-backed securities issued by private companies whether or not the securities are 100% collateralized. However, these securities must be rated at the time of purchase in one of the four highest categories by an NRSRO. The privately issued securities we invest in are either CMOs or REMICs (see below).

See mortgage-backed securities above.

See mortgage-backed securities above.

--------------------------------------------------------------------------------
Devon Fund
--------------------------------------------------------------------------------
Generally, 90% to 100% of the Fund's assets will be invested in common stocks. Under normal market conditions we will invest at least 65% of total assets in dividend-paying stocks.

Each Fund may invest in convertible securities; however, we will not invest more than 5% of net assets in convertible securities that are rated below investment grade by an NRSRO or in securities that are unrated but deemed equivalent to non-investment grade.

There is no limit on government-related mortgage-backed securities; however, the Fund typically holds none or only a small percentage of its net assets in fixed-income securities.

We may purchase privately issued obligations only if they are 100% collateralized and rated in one of the four highest categories by an NRSRO. The privately issued securities we would invest in would be either CMOs or REMICs (see below).

See mortgage-backed securities above.

See mortgage-backed securities above.

--------------------------------------------------------------------------------
Bond
--------------------------------------------------------------------------------
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See also Nationally recognized statistical rating organization.

Bond ratings
--------------------------------------------------------------------------------
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade.

Capital
--------------------------------------------------------------------------------
The amount of money you invest.

Securities we typically
invest in (continued)
--------------------------------------------------------------------------------
                                   Securities
--------------------------------------------------------------------------------
Asset-backed securities: Bonds or notes backed by accounts receivables including home equity, automobile or credit loans.

Corporate bonds: Debt obligations issued by a corporation.

Repurchase agreements: An agreement between a buyer and seller of securities in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

American Depositary Receipts (ADRs): Certificates issued by a U.S. bank that represent a stated number of shares of a foreign corporation that the bank holds in its vault. An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign shares. An ADR is bought and sold the same as U.S. securities.

Restricted securities: Privately placed securities whose resale is restricted under securities law.

Illiquid securities: Securities that do not have a ready market, and cannot be easily sold, if at all, at approximately the price that the Fund has valued them.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                How we use them
--------------------------------------------------------------------------------
Delaware Balanced Fund
--------------------------------------------------------------------------------
We invest only in asset-backed securities rated in one of the four highest categories by an NRSRO.

We focus on bonds rated in one of the four highest categories by an NRSRO (or deemed equivalent), with maturities between five and 30 years.

Typically, we use repurchase agreements as a short-term investment for a Fund's cash position. In order to enter into these repurchase agreements, the Fund must have collateral of at least 102% of the repurchase price. (Neither Fund may have more than 10% of its total assets in repurchase agreements with maturities of over seven days.)

We may invest without limitation in ADRs.

We may invest without limitation in privately placed securities that are eligible for resale only among certain institutional buyers without registration. These are commonly known as "Rule 144A Securities." Other restricted securities must be limite d to 5% of total Fundassets.

We may invest up to 10% of total assets in illiquid securities.
--------------------------------------------------------------------------------
                                   Devon Fund
--------------------------------------------------------------------------------
Devon Fund doesn't typically invest in asset-backed securities. When we do, we are allowed to invest only in asset-backed securities rated in one of the four highest categories by an NRSRO.

Although Devon is allowed to invest in corporate bonds, we do not typically invest in them.

Typically, we use repurchase agreements as a short-term investment for a Fund's cash position. In order to enter into these repurchase agreements, the Fund must have collateral of at least 102% of the repurchase price. (Neither Fund may have more than 10% of its total assets in repurchase agreements with maturities of over seven days.)

We may invest without limitation in ADRs.

We may invest without limitation in privately placed securities that are eligible for resale only among certain institutional buyers without registration. These are commonly known as "Rule 144A Securities." Other restricted securities must be limite d to 5% of total Fundassets.

We may invest up to 10% of total assets in illiquid securities.
--------------------------------------------------------------------------------
The Funds may also invest in other securities including real estate investment trusts, rights and warrants to purchase common stock, futures contracts, options, U.S. Treasury securities, Yankee and Euro bonds. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Lending securities Each Fund may lend up to 25% of its assets to qualified brokers, dealers and investors for their use in security transactions.

Purchasing securities on a when-issued or delayed delivery basis Each Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date.

Portfolio turnover Both Funds anticipate that their annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if a Fund sold and replaced securities valued at 100% of its net assets within one year.

C-D

Capital appreciation
--------------------------------------------------------------------------------
An increase in the value of an investment.

Capital gains distributions
--------------------------------------------------------------------------------
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Compounding
--------------------------------------------------------------------------------
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
--------------------------------------------------------------------------------
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

The risks of investing
in the Funds

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund you should carefully evaluate the risks. An investment in the Funds typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in Delaware Balanced Fund or Devon Fund. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.
--------------------------------------------------------------------------------
                                     Risks
--------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the securities in a certain market--like the stock or bond market--will decline in value because of factors such as economic conditions, future expectations or investor confidence.

Industry and security risk is the risk that the value of securities in a particular industry or the value of an individual stock or bond will decline because of changing expectations for the performance of that industry or for the individual company issuing the stock or bond.

Interest rate risk is the risk that securities, particularly bonds with longer maturities, will decrease in value if interest rates rise.

Foreign risk is the risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards.

Liquidity risk is the possibility that securities cannot be readily sold, if at all, at approximately the price that a Fund values them.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          How we strive to manage them
--------------------------------------------------------------------------------
Delaware Balanced Fund
--------------------------------------------------------------------------------
We maintain a long-term investment approach and focus on stocks we believe can appreciate over an extended time frame regardless of interim market fluctuations. We do not try to predict overall stock market movements and do not trade for short-term purposes.

We may hold a substantial part of each Fund's assets in cash or cash equivalents as a temporary defensive strategy.

We diversify the Fund's assets among two major categories of investments--stocks and bonds--which tend to increase and decline in value in different economic or investment conditions.

We limit the amount of each Fund's assets invested in any one industry and in any individual security. We also follow a rigorous selection process before choosing securities for the portfolio.

Within Delaware Balanced Fund's fixed-income component, we do not try to increase return by predicting and aggressively capitalizing on interest rate moves. Instead, we aim to keep the interest rate risk similar to the Lehman Brothers Aggregate Bond Index.

We typically invest only a small portion of each Fund's portfolio in foreign securities. When we do purchase foreign securities, they are often denominated in U.S. dollars. We also tend to avoid markets where we believe accounting principles or the regulatory structure are underdeveloped.

We limit exposure to illiquid securities.
--------------------------------------------------------------------------------
                                   Devon Fund
--------------------------------------------------------------------------------
We maintain a long-term investment approach and focus on stocks we believe can appreciate over an extended time frame regardless of interim market fluctuations. We do not try to predict overall stock market movements and do not trade for short-term purposes.

We may hold a substantial part of each Fund's assets in cash or cash equivalents as a temporary defensive strategy.

We limit the amount of each Fund's assets invested in any one industry and in any individual security. We also follow a rigorous selection process before choosing securities for the portfolio.

Devon does not generally hold a significant portion of assets in fixed-income securities, so interest rate risk is not a major risk with this Fund.

We typically invest only a small portion of each Fund's portfolio in foreign securities. When we do purchase foreign securities, they are often denominated in U.S. dollars. We also tend to avoid markets where we believe accounting principles or the regulatory structure are underdeveloped.

We limit exposure to illiquid securities.
--------------------------------------------------------------------------------
Corporate bond
--------------------------------------------------------------------------------
A debt security issued by a corporation. See "bond."

Cost basis
--------------------------------------------------------------------------------
The original purchase price of an investment, used in determining capital gains and losses.

Depreciation
--------------------------------------------------------------------------------
A decline in an investment's value.

Diversification
--------------------------------------------------------------------------------
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
--------------------------------------------------------------------------------
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Investment
manager

The Funds are managed by Delaware Management Company, a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Funds, manages the Funds' business affairs and provides daily administrative services. For these services, the manager was paid a feefor the last fiscal year as follows:

                                                      Investment Management Fees

                                            Delaware Balanced Fund    Devon Fund
--------------------------------------------------------------------------------
As a percentage of average daily net assets          0.50%               0.60%
--------------------------------------------------------------------------------

Portfolio
managers

George H. Burwell and Gary A. Reed have primary responsibility for making day-to-day investment decisions for Delaware Balanced Fund. Mr. Burwell has responsibility for making the day-to-day investment decisions for Devon Fund. When making decisions for the Funds, Mr. Burwell regularly consults with Andrea Giles and Christopher Driver.

George H. Burwell, CFA, holds a BA from the University of Virginia and is a Chartered Financial Analyst (CFA). He has been Senior Portfolio Manager for equities since 1992 when he joined Delaware Investments. Previously he worked for Midlantic Bank in New Jersey where he managed an equity mutual fund and three commingled funds.

Gary A. Reed holds an AB in Economics from the University of Chicago and an MA in Economics from Columbia University. He has been Senior Portfolio Manager for fixed income since 1989. Before joining Delaware Investments in 1989, Mr. Reed was Vice President and Manager of the fixed-income department of the Irving Trust Company in New York.

Andrea Giles, Research Analyst for the Fund, holds a BSAD from the Massachusetts Institute of Technology and an MBA in Finance from Columbia University. Prior to joining Delaware Investments in 1996, she was an account officer in the Leveraged Capital Group with Citibank.

Christopher Driver, Research Analyst for the Fund, holds a BS in Finance from the University of Delaware. Prior to joining Delaware Investments in 1998, he was a Research Analyst in the Equity Value group at Blackrock, Inc. Prior to Blackrock, he was a partner at Cashman Farrell & Associates. Mr. Driver is a CFA charterholder.

D-I

Dividend distribution
--------------------------------------------------------------------------------
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

Duration
--------------------------------------------------------------------------------
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio
--------------------------------------------------------------------------------
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Who's who?

This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments funds.

                               Board of Directors

                                   The Funds

Investment manager
Delaware Management Company
One Commerce Square
Philadelphia, PA 19103

Portfolio managers
(see page 10 for details)

Distributor
Delaware Distributors, L.P.
1818 Market Street
Philadelphia, PA 19103

Service agent
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA 19103

Custodian
The Chase Manhattan Bank
4 Chase Metrotech Center
Brooklyn, NY 11245
                                  Shareholders

Board of directors A mutual fund is governed by a board of directors which has oversight responsibility for the management of the fund's business affairs. Directors establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the board of directors must be independent of the fund's investment manager or distributor. These independent fund directors, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to nu merous legal restrictions, especially regarding transactions between itself and the funds itadvises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and typically place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to National Association of Securities Dealers, Inc. (NASD) rules governing mutual fund sales practices.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect directors. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholderapproval.

Financial adviser
--------------------------------------------------------------------------------
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

Fixed-income securities
--------------------------------------------------------------------------------
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bonds.

Government securities
--------------------------------------------------------------------------------
Securities issued by U.S. government or its agencies. They include Treasuries as well as agency-backed securities such as Fannie Maes.

Inflation
--------------------------------------------------------------------------------
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investing in
the Funds

Institutional Class shares are available for purchase only by the following:


o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans

o tax-exempt employee benefit plans of the manager or its affiliates and securities dealer firms with a selling agreement with the distributor

o institutional advisory accounts of the manager, or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee

o registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services



I-N

Investment goal
--------------------------------------------------------------------------------
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Lehman Brothers Aggregate Bond Index
--------------------------------------------------------------------------------
An index that measures the performance of about 6,500 U.S. corporate and government bonds.

Management fee
--------------------------------------------------------------------------------
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund's average daily netassets.

How to buy shares

By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. If you are making an initial purchase by mail, you mus t include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

By wire

Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014128934013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800.510.4015 so we can assign you an account number.

By exchange

You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call Client Services Representative at 800.510.4015.

Through your financial adviser

Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.



Market capitalization
--------------------------------------------------------------------------------
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.


Maturity
--------------------------------------------------------------------------------
The length of time until a bond issuer must repay the underlying loan principal to bondholders.


National Association of Securities Dealers (NASD)
--------------------------------------------------------------------------------
A self-regulating organization, consisting of brokerage firms (including distributors of mutual funds), that is responsible for overseeing the actions of its members.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. Currently, the Exchange is closed when the following holidays are observed: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. We reserve the right to reject any purchase order.

We determine the Funds' net asset value (NAV) per share at the close of trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of directors. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. We price all other securities at their fair market value using a method approved by the board of directors.




N-R

Nationally recognized statistical rating organization (NRSRO)
--------------------------------------------------------------------------------
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service (Moody's), Standard & Poor's Corporation (S&P), Duff & Phelps, Inc. (Duff), and Fitch Investor Services, Inc. (Fitch).

Net asset value (NAV)
--------------------------------------------------------------------------------
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
--------------------------------------------------------------------------------
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pays dividends at a fixed rate and is sometimes convertible into common stock.

How to redeem shares

By mail

You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. All owners of the account must sign the request, and for redemptions of $50,000 or more, you must include a signature guarantee for each owner. You can also fax your written request to 215.255.8864. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

By telephone

You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

By wire

You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

Through your financial adviser

Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.



Price/earnings ratio
--------------------------------------------------------------------------------
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

Principal
--------------------------------------------------------------------------------
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
--------------------------------------------------------------------------------
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
--------------------------------------------------------------------------------
To cash in your shares byselling them back to the mutual fund.


Risk
--------------------------------------------------------------------------------
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

How to redeem shares
(continued)


If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, you will receive the net asset value as determined on the business day we receive your request. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

Account minimum

If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.

Exchanges

You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.

Dividends, distributions and taxes

For each Fund, dividends, if any, are paid quarterly, while any capital gains are distributed annually. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your dividends from these Funds is the same whether you reinvest your dividends or receive them in cash. Distributions from a Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.


S-T

S&P 500 Index
--------------------------------------------------------------------------------
The Standard & Poor's 500 Composite Stock Index; an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

Sales charge
--------------------------------------------------------------------------------
Charge on the purchase or redemption of fund shares sold through financial advisers. May vary with the amount invested. Typically used to compensate advisers for advice and service provided.

SEC (Securities and Exchange Commission)
--------------------------------------------------------------------------------
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
--------------------------------------------------------------------------------
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Certain management considerations

Year 2000

As with other mutual funds, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by their service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commo nly known as the "Year 2000 Problem." Each Fund is taking steps to obtain satisfactory assurances that its major service providers are taking steps reasonably designed to address the Year 2000 Problem on the computer systems that the service providers use. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Funds.

EURO

Several European countries are participating in the European Economic and Monetary Union, which will establish a common European currency for participating countries. This currency will commonly be known as the "Euro." It is anticipated that each such participating country will replace its existing currency with the Euro on January 1, 1999. Additional European countries may elect to participate after that date. If a Fund is invested in securities of participating countries, it could be adversely affected if the computer systems used by its major service providers are not properly prepared to handle the implementation of this single currency or the adoption of the Euro by additional countries in the future. The Funds are taking steps to obtain satisfactory assurances that their major service providers are taking steps reasonably designed to address these matters on the computer systems that the service providers use. However, there can be no assurances that these steps will be sufficient to avoid any adverse impact on the business of the Fund.

Investments by Fund of Funds

Devon Fund accepts investments from the series portfolios of Delaware Group Foundation Funds, a fund of funds. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by Foundation Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transactions costs or portfolio turnover. The manager will monitor transactions by Foundation Funds and will attempt to minimize any adverse effects on both Devon Fund and Foundation Funds as a result of these transactions.


Signature guarantee
--------------------------------------------------------------------------------
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
--------------------------------------------------------------------------------
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

Statement of Additional Information (SAI)
--------------------------------------------------------------------------------
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
--------------------------------------------------------------------------------
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as "equities."

Total return
--------------------------------------------------------------------------------
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

Financial information

Financial highlights
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800.523.1918.

                                                                                                          Year ended
                                                                                                               10/31
Delaware Balanced Fund                                           1998        1997        1996        1995       1994
 ......................................................................................................................
Net Asset Value, Beginning of Period                          $ 23.000    $ 21.300    $ 19.980    $ 18.030    $19.460
Income From Investment Operations
Net investment income                                            0.585       0.659       0.727       0.694      0.653
Net realized & unrealized gains (losses) on investments          2.595       3.681       2.363       2.166     (0.293)
                                                              --------    --------    --------    --------    -------
Total from investment operations                                 3.180       4.340       3.090       2.860      0.360
                                                              --------    --------    --------    --------    -------
Less Dividends and Distributions
Dividends from net investment income                            (0.580)     (0.720)     (0.690)     (0.660)    (0.630)
Distributions from realized gain on investments                 (2.600)     (1.920)     (1.080)     (0.250)    (1.160)
                                                              --------    --------    --------    --------    -------
Total dividends and distributions                               (3.180)     (2.640)     (1.770)     (0.910)    (1.790)
                                                              --------    --------    --------    --------    -------
Net asset value, end of period                                $ 23.000    $ 23.000    $ 21.300    $ 19.980    $18.030
                                                              ========    ========    ========    ========    =======
Total Return                                                    15.03%      22.29%      16.25%      16.50%      1.96%
Ratios and Supplemental Data:
Net asset value, end of period (000's omitted)                $300,656   $153,176     $125,751    $108,747    $93,990
Ratio of expenses to average net assets                          0.77%       0.78%       0.80%       0.79%      0.81%
Ratio of net investment income to average net assets             2.46%       3.00%       3.58%       3.73%      3.47%
Portfolio turnover                                                86%          81%         92%         94%       142%

Volatility
--------------------------------------------------------------------------------
Volatility, as indicated byyear-by-year return
Volatility chart is not part of Financial highlights and has not been audited by Ernst & Young LLP.
                                                                   Year ended
                                                                        10/31
                            1998        1997        1996      1995       1994
 ..............................................................................
                           15.03%      22.29%      16.25%    15.50%      1.96%

------------------------------------------------------------------------------

T-V

Treasury bills
--------------------------------------------------------------------------------
Securities issued by the U.S. Treasury with maturities of one year or less.

Treasury bonds
--------------------------------------------------------------------------------
Securities issued by the U.S. Treasury with maturities of 10 years or longer.

Treasury notes
--------------------------------------------------------------------------------
Securities issued by the U.S. Treasury with maturities of one to 10 years.

Volatility
--------------------------------------------------------------------------------
The tendency of an investment to go up or down in value by different magnitudes. There are investments which are more likely to be "low volatility" and investments which are more likely to be "high volatility" investments.

How to read the Financial highlights

Net investment income
--------------------------------------------------------------------------------
Net investment income includes dividend and interest income earned from the Fund's securities; it is after expenses have been deducted.

Net realized and unrealized gains (losses) on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investments at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share that we pay to shareholders is listed under "Less dividends and distributions-Distributions from realized gain on investments."

Net asset value (NAV)
--------------------------------------------------------------------------------
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return

This represents the rate that an investor would have earned or lost on an investment in the Fund. In calculating this figure for the financial highlights table, we include fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets

Net assets represent the total value of all the assets in the Fund's portfolio, less any liabilities, that are attributable to that class of the Fund.


(continues on page 21)

--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800.523.1918.

                                                                                                Year ended
                                                                                                     10/31 Period 12/29/93(1)
Devon Fund                                                           1998       1997       1996       1995  through 10/31/94
 ............................................................................................................................
Net Asset Value, Beginning of Period                               $17.930    $14.670    $12.590    $10.860       $10.000
Income From Investment Operations
Net investment income                                                0.134      0.211      0.267      0.241(2)      0.201
Net realized & unrealized gains (losses) on investments              3.281      4.284      2.693      2.049         0.749
                                                                   -------    -------    -------    -------       -------
Total from investment operations                                     3.415      4.495      2.960      2.290         0.950
                                                                   -------    -------    -------    -------       -------
Less Dividends and Distributions
Dividends from net investment income                                (0.175)    (0.270)    (0.240)    (0.240)       (0.090)
Distributions from realized gain on investments                     (1.030)    (0.965)    (0.640)    (0.320)         none
                                                                   -------    -------    -------    -------       -------
Total dividends and distributions                                   (1.205)    (1.235)    (0.880)    (0.560)       (0.090)
                                                                   -------    -------    -------    -------       -------
Net asset value, end of period                                     $20,140    $17.930    $14.670    $12.590       $10.860
                                                                   =======    =======    =======    =======       =======
Total Return(3)                                                     19.89%     32.57%     24.56%     22.26%        11.45%
Ratios and Supplemental Data:
Net assets, end of period (000's omitted)                          $10,482    $ 5,749    $ 3,290    $ 2,870       $ 2,516
Ratio of expenses to average net assets                              1.00%      0.95%      0.95%      0.95%         0.95%
Ratio of expenses to average net assets prior to expense
  limitation                                                         1.10%      1.12%      1.54%      1.99%         2.96%
Ratio of net investment income to average net assets                 0.94%      1.44%      1.97%      2.12%         2.26%
Ratio of net investment income to average net assets prior to
  expense limitation                                                 0.84%      1.27%      1.38%      1.08%         0.25%
Portfolio turnover                                                     39%        64%        80%        99%          180%

Volatility
--------------------------------------------------------------------------------
Volatility, as indicated byyear-by-year return
Volatility chart is not part of Financial highlights and has not been audited by Ernst & Young LLP.

                                         Year ended
                                              10/31          12/29/93(1)
   1998         1997        1996               1995        through 10/31/94
 ...............................................................................

  19.89%       32.57%      24.56%             22.26%             11.45%
-------------------------------------------------------------------------------

(1) Date of initial sale; ratios and total return have been annualized.
(2) 1995 per share information was based on the average shares outstanding method.
(3) Total return reflects the expense limitation referenced in Devon Fund's Profile.

How to read the Financial highlights (begins on page 19)

Ratio of expenses to average daily net assets
--------------------------------------------------------------------------------
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average daily net assets
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover rate
--------------------------------------------------------------------------------
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

Delaware
Balanced Fund

Devon Fund


Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the re port period. You can find more detailed information about the Funds in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in these funds, you can write to us at 1818 Market Street, Philadelphia, PA 19103-3682, or call toll-free 800.523.1918. You may also obtain additional information about the Funds from your financial adviser.

You can find reports and other information about the Funds on the SEC web site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 1.800.SEC.0330.

Web site
www.delawarefunds.com

E-mail
service@delinvest.com

Client Services Representative
800.510.4015

Delaphone Service
800.362.FUND (800.362.3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone (R)service.

DELAWARE
INVESTMENTS
---------------------
PHILADELPHIA * LONDON

Registrant's Investment Company Act file number: 811-249

P+ 042 [++] PP 1/99